United States
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 24, 1997


                     Coastal Caribbean Oils & Minerals, Ltd.
             (Exact name of registrant as specified in its charter)


              Bermuda                    1-4668                     NONE
State or other jurisdiction            (Commission             (IRS Employer
       of incorporation)               File Number)          Identification No.)


Clarendon House, Church Street, Hamilton HM DX, BERMUDA             NONE
     (Address of principal executive offices)                    (Zip Code)


        Registrant's telephone number, including area code (441) 295-1422


         (Former name or former address, if changed since last report.)

                                    FORM 8-K

                     COASTAL CARIBBEAN OILS & MINERALS, LTD.





Item 5.   Other Events

         On September 23, 1997, an Administrative Law Judge rescheduled a public hearing on Coastal Petroleum Company's ("CPC") offshore drilling permit application from September 29, 1997 to October 20, 1997. The Judge combined the permit case with CPC's administrative appeal of the state's recently enacted $4.25 billion surety requirement.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         COASTAL CARIBBEAN OILS & MINERALS, LTD.
                                                      (Registrant)



                                         By /s/ Benjamin W. Heath
                                                Benjamin W. Heath
                                                President


Date:  September 24, 1997